UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

January 28, 2015

Date of Report (Date of earliest event reported)

INVIVO THERAPEUTICS HOLDINGS CORP.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-52089	36-4528166
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)

One Kendall Square, Suite B14402

Cambridge, Massachusetts 02139

(Address of Principal Executive Offices)  (Zip Code)

(617) 863-5500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry into a Material Definitive Agreement.

On January 28, 2015, InVivo Therapeutics Holdings Corp. (the “Company”) entered into a definitive securities purchase agreement (the “Purchase Agreement”) with certain institutional investors, pursuant to which the Company has agreed to issue and sell, in a registered offering, an aggregate of 8,000,000 shares of its common stock (the “Shares”), for an aggregate purchase price of $12 million. The Company intends to use the net proceeds from the offering for working capital purposes.

The offering is expected to close on or about January 29, 2015, subject to satisfaction of customary closing conditions set forth in the Purchase Agreement. The Purchase Agreement also contains representations, warranties, indemnification and other provisions customary for transactions of this nature.

H.C. Wainwright & Co. (the “Placement Agent”) acted as placement agent in connection with the offering. Pursuant to the terms of a letter agreement between the Company and the Placement Agent, upon the closing of the offering, the Company has agreed to pay the Placement Agent a cash transaction fee equal to seven percent of the gross proceeds to the Company from the sale of the shares in the offering and to reimburse the Placement Agent for its expenses incurred in connection with the offering in the amount of $50,000.  The letter agreement contains customary representations, warranties, and indemnification of the Placement Agent by the Company.

The offering is being made pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-188573), which was declared effective by the Securities and Exchange Commission (the “SEC”) on May 22, 2013, the base prospectus dated May 22, 2013 and a prospectus supplement to be filed with the SEC pursuant to Rule 424(b) under the Securities Act of 1933, as amended.  This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the Purchase Agreement which is attached to this Current Report on Form 8-K as Exhibit 10.1, and incorporated herein by reference.

A copy of the opinion of Greenberg Traurig, LLP relating to the legality of the issuance and sale of the Shares in the offering is attached to this Current Report on Form 8-K as Exhibit 5.1.

Item 2.02              Results of Operations and Financial Condition.

On January 28, 2015, the Company released the following preliminary unaudited financial results for the year ended December 31, 2014:

“Preliminary Results for the Year Ended December 31, 2014

Although our financial statements as of and for the year ended December 31, 2014 are not yet available, the following information reflects our estimates of our results based on currently available information.

For the year ended December 31, 2014, we expect to report the following results:

(in millions, except for per share amounts)

	Estimated	Actual
	12/31/2014	12/31/2013
Balance Sheet Data
Cash	$13.9	$14.0
Warrant Liability	$7.0-7.5	—
Stockholders’ Equity	$5.2-5.6	$12.9

Statement of Operations
Research & Development	$9.2-9.6	$10.5
General & Administrative	$8.6-9	$8.5
Total Operating Expenses	$18.0-18.5	$19.0

Derivative Loss (including Modification of Warrants)	$(0.2)-(0.5)	$(19.6)

Net Loss	$(18.5)-(18.9)	$(38.6)

Net Loss per Share, Basic and Diluted	$(0.21) - (0.22)	$(0.52)

Weighted Average Number of Common Shares Outstanding, Basic and Diluted	88.3	74.0

Research and development expenses are expected to decline by $0.9 - $1.3 million from 2013 levels. The decline is predominately due to the reduction in force that occurred in the second quarter of 2014.  General and administrative costs are expected to experience a modest increase from 2013. The increase is due to higher stock compensation and business development expenses offset by lower headcount costs related to the reduction in force that occurred in the second quarter of 2014. The derivative liability change from 2013 is primarily driven by the warrant call completed in 2013.”

These preliminary results are unaudited and represent the Company’s estimates only, and the Company’s actual results could differ materially and adversely from those set forth above as a result of various factors, some of which are listed in the “Risk Factors” sections of the Company’s SEC filings, including, without limitation, its Annual Report on Form 10-K, as amended, for the year ended December 31, 2013. In addition, these factors include, without limitation, the risk that additional information may arise during the Company’s close process or as a result of subsequent events that would require the Company to make adjustments to the financial information, as well as the risk that adjustments to the Company’s financial statements may be identified through the course of the Company’s independent registered public accounting firm completing its audit of the Company’s financial statements.

The information contained in Item 2.02 of this Current Report on Form 8-K is to be considered “furnished” pursuant to Item 2.02 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, nor shall it be deemed incorporated by reference into any Company filing or report with the Securities and Exchange Commission, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in any such filing or report.

Item 8.01              Other Events.

Pilot Study Update

The Company anticipates full enrollment of five patients in its early feasibility, five subject pilot study for its investigational degradable polymer Neuro-Spinal Scaffold in 2015. Two patients are currently enrolled. If the pilot clinical study is successful, the Company then expects to be able to submit six-month data from all patients in support of a pivotal study to show safety and probable benefit in order to obtain approval from the U.S. Food and Drug Administration to commence commercialization under a Humanitarian Device Exemption (HDE). It expects the pivotal study will begin in 2016, with estimated completion in 2017.

Other Matters

On January 9, 2015, the Company received a subpoena from the Boston Regional Office of the Securities and Exchange Commission, informing the Company that it is conducting an investigation of the Company. The subpoena requests corporate documents from the Company, including corporate, financial, and employee information, communications or correspondence, related to Francis Reynolds, the Company’s former Chairman, Chief Executive Officer and Chief Financial Officer, Sean Moran, the Company’s former acting Chief Financial Officer, and certain other corporate events. The Company intends to cooperate with the Securities and Exchange Commission in its investigation.

On August 21, 2014, the Company received a subpoena from the Enforcement Section of the Massachusetts Securities Division of the Office of the Secretary of the Commonwealth, informing the Company that it is conducting a private investigation of certain activities of the Company and Francis Reynolds, the Company’s former Chairman, Chief Executive Officer and Chief Financial Officer, that occurred prior to September 2013. The Company intends to cooperate with the Massachusetts Securities Division in its investigation.

Item 9.01              Financial Statements and Exhibits.

Exhibit No.	Description

5.1	Opinion of Greenberg Traurig, LLP

10.1	Form of Securities Purchase Agreement

10.2	Letter Agreement, dated as of December 10, 2014, between the Company and H.C. Wainwright & Co., LLC

23.1	Consent of Greenberg Traurig, LLP (included in Opinion of Greenberg Traurig, LLP, filed as Exhibit 5.1)

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements within the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are “forward-looking statements” for purposes of these provisions. Statements that include the use of terminology such as “believe,” “anticipate,” “intend,” “estimate,” “will,” “may,” “should,” “expect” and similar expressions, and relate to future events or the Company’s future operating or financial performance. Any forward-looking statements contained herein are based on current expectations, and are subject to a number of risks and uncertainties.  Given these uncertainties, investors should not place undue reliance on these forward-looking statements. Additional risk factors are included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, as amended, and other filings the Company makes with the Securities and Exchange Commission, including quarterly reports on Form 10-Q and current reports on Form 8-K. All forward-looking statements included in this Current Report on Form 8-K are made as of the date hereof, based on information available to the Company as of the date of this report, and the Company assumes no obligation to update any such forward-looking statements, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVIVO THERAPEUTICS HOLDINGS CORP.

Date: January 29, 2015	By:	/s/ Tamara Joseph
	Name:	Tamara Joseph
	Title:	SVP, General Counsel & Chief Compliance Officer

EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of Greenberg Traurig, LLP

10.1	Form of Securities Purchase Agreement

10.2	Letter Agreement, dated as of December 10, 2014, between the Company and H.C. Wainwright & Co., LLC

23.1	Consent of Greenberg Traurig, LLP (included in Opinion of Greenberg Traurig, LLP, filed as Exhibit 5.1)